                                                                  EXHIBIT 99.10


DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
----------------------------
Steve Moeller
Director, Accounting

DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to June Monthly Operating Report

20-Jul-02                  Summary Of Bank,Investment              Attachment 1
3:35 PM                      & Petty Cash Accounts
Summary                    AMCV Cruise Operations, Inc.               UNAUDITED
AMCV Cruise                 Case No: 01-10967 (JCA)
Operations, Inc.            For Month Of June, 2002


                                                Balances
                                     ------------------------------          Receipts &           Bank
                                       Opening           Closing           Disbursements        Statements        Account
Account                              As Of 6/01/02    As Of 6/30/02          Included            Included        Reconciled
-------                              -------------    -------------        -------------       -----------       ----------
AHC - Certificate Of Deposit *         25,000.00         25,000.00            Yes              No - Not              Yes
Bank One                                                                                       Concentration
Account # - 880058451981                                                                       Account

AHC - Certificate Of Deposit *         25,000.00         25,000.00            Yes              No - Not              Yes
Bank One                                                                                       Concentration
Account # - 880058452369                                                                       Account

AMCV Cruise Ops                         5,116.69         35,556.07            Yes              Yes                   Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AMCV Escrow - Gohagan                       0.00              0.00            Yes              No - Not              Yes
LaSalle Bank                                                                                   Concentration
Account # - 62-8766-40-4                                                                       Account

American Classic Voyages                    0.00              0.00            No -             No -                  No -
Fleet Bank                                                                    Account          Account               Account
Account # - 941-9148945                                                       closed           closed                closed

New Orleans / Weston Offices              825.45            718.96            Yes              Not A Bank            Yes
Petty Cash                                                                                     Account


* Proceeds From Matured Certificates Of Deposit Being Retained By Bank One While They Pursue Recovery Of Equivalent Amounts Relating To Letters Of Credits That Were Exercised After The Filing For Bankruptcy Where These Certificates Of Deposits Were Collateral

20-Jul-02                   Receipts & Disbursements             Attachment 2-1
3:36 PM                   AMCV Cruise Operations, Inc.
R&D - Bank One -             Case No: 01-10967 (JCA)                  UNAUDITED
AHC CD (86)                        Bank One
                           AHC Certificate Of Deposit
                            Account # - 880058451981
                              1 Jun 02 - 30 Jun 02


Opening Balance - 1 Jun 02
                                  25,000.00


Receipts






                                  ---------
                                       0.00             Total Receipts


Disbursements






                                  ---------
                                       0.00             Total Disbursements



Closing Balance - 30 Jun 02
                                  25,000.00

20-Jul-02                    Receipts & Disbursements            Attachment 2-2
3:38 PM                   AMCV Cruise Operations, Inc.
R&D - Bank One -             Case No: 01-10967 (JCA)                  UNAUDITED
AHC CD (87)                        Bank One
                           AHC Certificate Of Deposit
                            Account # - 880058452369
                              1 Jun 02 - 30 Jun 02


Opening Balance - 1 Jun 02
                                  25,000.00


Receipts






                                  ---------
                                       0.00             Total Receipts


Disbursements






                                  ---------
                                       0.00             Total Disbursements



Closing Balance - 30 Jun 02
                                  25,000.00

20-Jul-02                    Receipts & Disbursements            Attachment 2-3
3:39 PM                   AMCV Cruise Operations, Inc.
R&D - First Union           Case No: 01-10967 (JCA)                   UNAUDITED
AMCV Cruise Ops                   First Union
Master Cash               AMCV Cruise Ops Master Cash
                           Account # - 2090002602362
                              1 Jun 02 - 30 Jun 02


Opening Balance - 1 Jun 02
                                    5,116.69


Receipts
                                   30,336.12             Misc Deposits

                                      186.10             From AMCV Cruise Ops - LaSalle Bank -
                                                           Gohagan Escrow - Account (62-8766-40-4)




                                   ---------
                                   30,522.22             Total Receipts


Disbursements




                                      (82.84)            Bank Fees

                                   ---------
                                      (82.84)            Total Disbursements



Closing Balance - 30 Jun 02
                                   35,556.07

20-Jul-02                    Receipts & Disbursements            Attachment 2-4
3:40 PM                   AMCV Cruise Operations, Inc.
R&D - LaSalle                Case No: 01-10967 (JCA)                  UNAUDITED
AMCV Escrow -                       LaSalle
Gohagan                      AMCV Escrow - Gohagan
                            Account # - 62-8766-40-4
                              1 Jun 02 - 30 Jun 02


Opening Balance - Jun 02
                                           0.00


Receipts
                                         186.10      Interest Earned





                                        -------
                                         186.10      Total Receipts


Disbursements

                                        (186.10)     To AMCV Cruise Ops - First Union National Bank -
                                                       AMCV Cruise Ops - Account (2090002602362)



                                        -------
                                        (186.10)     Total Disbursements



Closing Balance - 30 Jun 02
                                           0.00

20-Jul-02                   Receipts & Disbursements             Attachment 2-5
3:41 PM                   AMCV Cruise Operations, Inc.
R&D - NOLA                   Case No: 01-10967 (JCA)                  UNAUDITED
Petty Cash                 New Orleans-Weston Offices
                                   Petty Cash
                                 Account # - NA
                              1 Jun 02 - 30 Jun 02


Opening Balance - 1 Jun 02
                                           825.45


Receipts









                                          -------
                                             0.00      Total Receipts


Disbursements


                                           (75.00)     Cleaning Services
                                           (11.00)     Courier
                                            (4.30)     Postage
                                           (16.19)     Miscellaneous Supplies



                                          -------
                                          (106.49)     Total Disbursements



Closing Balance - 30 Jun 02
                                           718.96

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:47:38
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: JUN-02

currency USD
Company=15 (AMCV OPS)


                                          PTD-Actual
                                          30-Jun-02
                                        --------------

Revenue
Gross Revenue                                     0.00
Allowances                                        0.00
                                        --------------
Net Revenue                                       0.00

Operating Expenses
Air                                               0.00
Hotel                                             0.00
Commissions                                       0.00
Onboard Expenses                                  0.00
Passenger Expenses                                0.00
Vessel Expenses                                   0.00
Layup/Drydock Expense                             0.00
Vessel Insurance                                  0.00
                                        --------------
Total Operating Expenses                          0.00

                                        --------------
Gross Profit                                      0.00

SG&A Expenses
General and Admin Expenses                  105,950.54
Sales & Marketing                            (1,130.50)
Start-Up Costs                                    0.00
                                        --------------
Total SG&A Expenses                         104,820.04

                                        --------------
EBITDA                                     (104,820.04)

Depreciation                                      0.00

                                        --------------
Operating Income                           (104,820.04)

Other Expense/(Income)
Interest Income                                   0.00
Equity in Earnings for Sub              (583,112,792.98)
Reorganization expenses                     239,835.26
                                        --------------
Total Other Expense/(Income)            583,352,628.24

                                        --------------
Net Pretax Income/(Loss)                (583,457,448.28)

Income Tax Expense                                0.00

                                        --------------
Net Income/(Loss)                       (583,457,448.28)
                                        ==============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:45
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: JUN-02

currency USD
Company=15 (AMCV OPS)


                                                YTD-Actual                YTD-Actual
                                                30-Jun-02                  22-Oct-02
                                             ---------------            --------------

ASSETS

Cash and Equivalent                               (18,806.10)             1,723,947.86

Restricted Cash                                         0.00                219,000.00

Marketable Securities                              50,000.00                 50,000.00

Accounts Receivable                                 7,561.06                 99,684.62

Inventories                                             0.00                      0.00

Prepaid Expenses                                  259,479.15                522,662.13

Other Current Assets                               20,942.96                  1,750.00

                                             ---------------            --------------
Total Current Assets                              319,177.07              2,617,044.61


Fixed Assets                                            0.00              9,371,627.23

Accumulated Depreciation                                0.00               (453,764.30)

                                             ---------------            --------------
Net Fixed Assets                                        0.00              8,917,862.93


Net Goodwill                                            0.00                      0.00

Intercompany Due To/From                       (3,941,395.68)             2,150,807.43

Net Deferred Financing Fees                             0.00                      0.00

Net Investment in Subsidiaries               (521,680,758.49)            66,329,274.35

                                             ---------------            --------------
Total Other Assets                           (525,622,154.17)            68,480,081.78

                                             ---------------            --------------
Total Assets                                 (525,302,977.10)            80,014,989.32
                                             ===============            ==============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:45
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: JUN-02

currency USD
Company=15 (AMCV OPS)


                                               YTD-Actual                 YTD-Actual
                                                30-Jun-02                  22-Oct-02
                                             ---------------            --------------

LIABILITIES

Accounts Payable                                  160,198.77                  5,363.60

Accrued Liabilities                                93,930.36                289,488.87

Deposits                                                0.00                      0.00

                                             ---------------            --------------
Total Current Liabilities                         254,129.13                294,852.47


Long Term Debt                                          0.00                      0.00

Other Long Term Liabilities                             0.00                      0.00

                                             ---------------            --------------
Total Liabilities                                 254,129.13                294,852.47


OTHER

Liabilities Subject to Compromise              29,493,269.30             32,307,000.02

                                             ---------------            --------------
Total Other                                    29,493,269.30             32,307,000.02


OWNER'S EQUITY

Common Stock                                       10,440.25                 10,440.25

Add'l Paid In Capital                         112,772,392.56            112,772,392.56

Current Net Income (Loss)                    (600,072,074.77)           (37,037,717.81)

Retained Earnings                             (67,761,133.57)           (28,331,978.17)

                                             ---------------            --------------
Total Owner's Equity                         (555,050,375.53)            47,413,136.83

                                             ---------------            --------------
Total Liabilities & Equity                   (525,302,977.10)            80,014,989.32
                                             ===============            ==============

AMCV Cruise                       ATTACHMENT 6                   01-10967 (JCA)
Operations, Inc.            Summary List of Due To/
                               Due From Accounts
                       For the Month Ended June 30, 2002


                                                             BEGINNING                                                  ENDING
AFFILIATE NAME                             CASE NUMBER        BALANCE              DEBITS          CREDITS             BALANCE

American Classic Voyages Co.                01-10954      (48,693,943.29)        471,672.77      1,954,158.76      (50,176,429.28)
AMCV Holdings, Inc.                         01-10973         (638,138.36)             15.00          1,500.00         (639,623.36)
The Delta Queen Steamboat Co.               01-10970      (133,864,653.70)     2,238,127.32      1,449,795.02      (133,076,321.40)
DQSB II, Inc.                               01-10974            2,330.40                 --                --            2,330.40
Great AQ Steamboat, L.L.C                   01-10960       22,858,441.96           4,265.81          1,650.00       22,861,057.77
Great Pacific NW Cruise Line, L.L.C         01-10977        9,429,154.78           4,175.50                --        9,433,330.28
Great River Cruise Line, L.L.C              01-10963        9,443,779.62          17,991.39         15,850.55        9,445,920.46
Great Ocean Cruise Line, L.L.C              01-10959       22,033,773.41          31,619.21          1,633.62       22,063,759.00
Cruise America Travel, Incorporated         01-10966        4,057,165.15                 --                --        4,057,165.15
Delta Queen Coastal Voyages, L.L.C          01-10964         (190,721.38)             30.64             30.64         (190,721.38)
Cape Cod Light, L.L.C                       01-10962        3,950,183.20                 --                --        3,950,183.20
Cape May Light, L.L.C                       01-10961        8,123,934.77             968.82                --        8,124,903.59
Project America, Inc.                       N/A            (4,501,177.23)                --                --       (4,501,177.23)
Oceanic Ship Co.                            N/A            57,688,243.12             336.00                --       57,688,579.12
Project America Ship I, Inc.                N/A               111,968.41                 --                --          111,968.41
Ocean Development Co.                       01-10972        1,559,238.61                 --                --        1,559,238.61
Great Hawaiian Cruise Line, Inc.            01-10975          (22,292.97)                --                --          (22,292.97)
Great Hawaiian Properties Corporation       01-10971       (6,116,875.06)                --                --       (6,116,875.06)
American Hawaii Properties Corporation      01-10976        5,188,990.02                 --                --        5,188,990.02
Great Independence Ship Co.                 01-10969       36,656,636.93                 --                --       36,656,636.93
CAT II, Inc.                                01-10968        9,637,982.06                 --                --        9,637,982.06
                                                          -----------------------------------------------------------------------
                                                           (3,285,979.55)      2,769,202.46      3,424,618.59       (3,941,395.68)
                                                          =======================================================================

AMCV CRUISE OPERATIONS, INC.                             CASE #: 01-10967 (JCA)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                        0-30 DAYS        31-60 DAYS        61-90 DAYS       91+ DAYS        TOTAL

Paymentech Credit Card Processor                                                                       0.00            0.00
American Express Credit Card Processor                                                                                 0.00
Discover Credit Card Processor                                                                                         0.00
Diners Credit Card Processor                                                                                           0.00
BankOne                                         7,561.06                                                           7,561.06
Crew Member                                                                                            0.00            0.00

                                               ---------        -----------       ---------        --------        --------
Total                                           7,561.06              0.00             0.00            0.00        7,561.06
                                               =========        ===========       =========        ========        ========


                                                                 ATTACHMENT # 7

ACCOUNTS PAYABLE TRIAL BALANCE
AS OF JUNE 30, 2002

LIABILITY ACCOUNT:  15-000-220102-00000

SUPPLIER NAME                        INVOICE NUMBER           INVOICE DATE      REMAINING AMOUNT    INVOICE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------
AMERICAN MARITIME OFFICERS             0502MPB                31-May-02         $ 10,758.47         MAY'02 MEDICAL PLAN
                                       0502VAC                31-May-02         $  1,302.20         MAY'02 VACATION PLAN
                                       0502VACALL             31-May-02         $  9,084.76         MAY'02 PENSION PLAN
                                       Total for Supplier:                      $ 21,145.43

AMO 401(K) Plan                        WP052402               24-May-02         $  1,079.48

AMO INLAND WATER OPT                   0502DUES               31-May-02         $  1,525.50         MAY'02 AMO PLAN DUES &
                                                                                                    INITIATIONS WITHHELD

AUTOMATIC DATA PROCESSING              540240                 14-Jun-02         $    118.87
                                       539826                 7-Jun-02          $      2.00
                                       540817                 14-Jun-02         $     62.64
                                       541316                 21-Jun-02         $      2.00
                                       539307                 7-Jun-02          $      2.00
                                       541875                 21-Jun-02         $      3.34
                                       541844                 21-Jun-02         $      2.00
                                                                                $    192.85

BENTON COUNTY TRUSTEE                  123101                 31-Dec-01         $  1,549.91         PROPERTY ADDRESS BL000400

BILL NOBLES, TRUSTEE                   123101B                31-Dec-01         $  1,704.40         BILL NUMBER 145214
                                       123101A                31-Dec-01         $  1,963.66         BILL NUMBER 145375
                                       Total for Supplier:                      $  3,668.06

BOB PATTERSON, TRUSTEE                 123101B                31-Dec-01         $  7,025.24         FOLIO NUMBER 6BL-0004-0-00000-0
                                       123101A                31-Dec-01         $  5,059.38         FOLIO NUMBER 1BL-0004-0-00000-0
                                       Total for Supplier:                      $ 12,084.62

BROWNING-FERRIS INDUSTRIES             0221820-020100-0278    31-Jan-02         $ (1,097.64)

CARL E. LEVI, CITY TREASURER           123101                 31-Dec-01         $  1,400.93         BILL # 76013

CHARLIE CALDWELL, TRUSTEE              123101B                31-Dec-01         $  2,807.17         ACCOUNT NUMBER 000000516
                                       123101A                31-Dec-01         $  2,459.26         ACCOUNT NUMBER 000000340
                                       Total for Supplier:                      $  5,266.43

CITY OF PORTLAND                       123101                 31-Dec-01         $    100.00         AMERICAN CLASSIC VOYAGES, INC.

CITY TAX COLLECTOR                     123101                 31-Dec-01         $     51.77         PROPERTY ADDRESS BL000400

COUNTY TRUSTEE                         123101                 31-Dec-01         $  1,299.20         PROPERTY ADDRESS BL000400

DECATUR COUNTY TRUSTEE                 123101                 31-Dec-01         $    991.66         PROPERTY ADDRESS BL000400

DEPARTMENT OF REVENUE
  AND TAXATION                         123101A                31-Dec-01         $     10.00         PROJECT AMERICA, INC.

DICKSON COUNTY TRUSTEE                 123101                 31-Dec-01         $    166.48         PROPERTY ADDRESS BL000400

DIRECTV                                0032-006733024         26-Dec-01         $     60.33         # 006733024
                                       0031-006733024         26-Nov-01         $     60.33         ACCT # 006733024
                                       0030-006733024A        26-Oct-01         $     60.33         ACCT # 006733024
                                       0024-006733024C        23-Apr-01         $   (659.33)        OVERPAID CK # 4002327 ACCT #
                                       Total for Supplier:                      $   (478.34)

DIVERSEY LEVER, INC                    30706                  18-Dec-01         $     (8.97)        FUEL SURCHARGE CREDIT

DYER COUNTY TRUSTEE                    123101                 31-Dec-01         $  2,915.08         PROPERTY ADDRESS BL000400

ENTERGY                                0415-051402CR          14-May-02         $(12,699.89)
                                       0415-051402B           14-May-02         $ 12,699.89
                                       Total for Supplier:                      $        --

EQUISERVE L.P.                         G0117243               13-Jun-02         $  1,270.56         May-02

FEDERAL EXPRESS                        4-288-16564            26-Jun-02         $     43.12         CHICAGO # 1767-9328-7
                                       4-280-16151            21-Jun-02         $     25.91         WESTON # 2383-6244-0
                                       4-241-77105            19-Jun-02         $     19.10         CHICAGO # 1767-9328-7
                                       4-280-16152            21-Jun-02         $      7.50         WESTON # 2383-6244-0
                                                                                $    95.63

FRED DEVINE DIVING &
  SALVAGE CO                           20038A                 18-Jun-02         $  2,446.57         CQ ELECTRIC SERVICE 5/20-6/1

GABLES SAN MICHELE                     89                     21-Jun-02         $     40.77         # 712 WATER/SEWER/TRASH 5/7-

HARDIN COUNTY TRUSTEE                  123101                 31-Dec-01         $  2,254.32         HARDIN COUNTY PROPERTY TAX

HENRY COUNTY TRUSTEE                   123101                 31-Dec-01         $ 323.79 P          ROPERTY ADDRESS BL000400

HOUSTON COUNTY TRUSTEE                 123101                 31-Dec-01         $    303.80         HOUSTON COUNTY PROPERTY TAX

HUMPHREYS COUNTY TRUSTEE               123101                 31-Dec-01         $  1,014.31         PROPERTY ADDRESS BL000400

ICS LOGISTICS                          0305115                19-Apr-02              411.14
                                       0304250                12-Apr-02         $  1,464.00
                                       0303296                5-Apr-02          $    214.50
                                       0301324                29-Mar-02         $  1,872.75
                                       0300501                22-Mar-02         $  1,039.50
                                       0299608                15-Mar-02         $    965.25
                                       0294084                8-Feb-22          $    230.00
                                       0288151                4-Jan-02          $    990.00
                                       0283961                7-Dec-01          $    990.00
                                       0277999                2-Nov-01          $    990.00
                                       0245847B               12-Oct-01         $  1,056.00
                                                                                $ 10,223.14

IIS INC                                061002                 10-Jun-02         $ (1,595.00)

LAKE COUNTY TRUSTEE                    123101                 31-Dec-01         $  5,781.44         PROPERTY ADDRESS BL000400

LAURA MAX RACINE,
  TIPTON COUNTY TRUSTEE                23101                  31-Dec-01         $  2,110.19         TIPTON COUNTY PERSONAL
                                                                                                    PROPERTY TAX

LOGAN & COMPANY, INC                   0205                   31-May-02         $ 45,591.76         May-02

MARION COUNTY TRUSTEE                  123101                 31-Dec-01         $  1,594.57         MARION COUNTY PROPERTY TAX

MCI WORLDCOM CONFRENCING               120101                 1-Dec-01          $    (46.07)        01-00005980958-00691

MOELLER, STEVE                         063002                 30-Jun-02         $  1,738.03         T&E 6/1-30/02

MONTGOMERY COUNTY TRUSTEE              123101                 31-Dec-01         $  2,694.83         PROPERTY ADDRESS BL000400

NANCE, PATRICIA                        061002                 10-Jun-02         $    238.65

NATCHEZ WATER WORKS                    40902                  9-Apr-02          $    (18.36)        # 13418

NYS LLC/LLP FEE                        123101B                31-Dec-01         $    325.00         DELTA QUEEN COASTAL
                                                                                                    VOYAGES, L.L.C.
                                       123101A                31-Dec-01         $    325.00         CAPE MAY LIGHT, L. L. C.
                                       Total for Supplier:                      $    650.00

ORKIN EXTERMINATING, CO, INC           5005106                24-Apr-02         $    170.12

PAUL MEADOW, TRUSTEE                   123101                 31-Dec-01         $  4,646.31         LAUDERDALE COUNTY PROPERTY TAX

PERRY COUNTY                           123101                 31-Dec-01         $    544.04         PROPERTY ADDRESS BL000400

PUSTIZZI, EDDIE                        063002                 30-Jun-02         $    362.45         T&E 6/1-30/02

QWEST                                  054733167              26-Jun-02         $      5.24         # 60517495
                                       0543733146             26-Jun-02         $      5.24         # 60517464
                                       0543733157             26-Jun-02         $      5.24         # 60517495
                                       0543733144             26-Jun-02         $      5.24         # 60517462
                                       Total for Supplier:                      $     20.96

SEAFARERS                              0502HHTF               31-May-02         $    396.50         MAY'02 TRAINING FUND
                                       DUES0502               31-May-02         $  4,891.50         MAY'02 SEAFARERS
                                                                                                    INT'L-DUES&INITIATIONS
                                       0502HLSS               31-May-02         $    396.50         MAY'02 HARRY LUNDBERGER SCHOOL
                                       Total for Supplier:                      $  5,684.50

SMART RESOURCES, INC                   141418                 25-Jun-02         $    308.50         KARENA SALMOND

SOMERSET REFINERY, INC                 12718B                 25-Oct-01         $      0.01         PO # 11923

SOUTHWESTERN BELL                      0227 122401            24-Dec-01         $    (14.66)        314-436-0227-138-8
                                       8922 120401            4-Dec-01          $     (7.62)        573 221-8922 555-7
                                       Total for Supplier:                      $    (22.28)

STANDARD COURIER                       30367                  22-Jun-02         $     10.00

STATE OF NEW JERSEY                    123101                 31-Dec-01         $    340.00         DELTA QUEEN STEAMBOAT COMPANY

STATE OF NEW JERSEY - CBT              123101                 31-Dec-01         $    340.00         DQSB II, INC

STEWART COUNTY TRUSTEE                 123101                 31-Dec-01         $  2,569.98         PROPERTY ADDRESS BL000400

TAX COLLECTOR                          123101                 31-Dec-01         $    240.81         PROPERTY ADDRESS BL000400

TENNESSEE DEPARTMENT OF REVENUE        123101                 31-Dec-01         $  7,000.00         DELTA QUEEN STEAMBOAT COMPANY

TRANSPORTATION INSTITUTE               0502TI                 31-May-02         $    396.50         MAY'02 TRANSPORTATION

TREASURER, CITY OF MEMPHIS             123101                 31-Dec-01         $  2,626.70         ACCOUNT NUMBER TBL000400

UNITED INDUSTRIAL WORKERS              0502WPP                31-May-02         $  4,520.10         MAY'02 WELFARE PENSION

WAYNE COUNTY TRUSTEE                   123101                 31-Dec-01         $    205.03         PROPERTY ADDRESS BL000400

WEST VIRGINIA STATE
  TAX DEPARTMENT                       123101                 31-Dec-01         $  2,010.00         AMERICAN CLASSIC VOYAGES, INC

WITHERS/SUDDATH RELOCATION
  SYSTEMS, INC                         145196                 30-Oct-01         $  10.00 60         DOLLIE LOADS


TOTAL FOR LIABILITY ACCOUNT:                                                    $160,559.11

TOTAL FOR REPORT:                                                               $160,559.11
                                                                                $    360.34
CREDIT AMERICAN AIRLINES                                                        $160,198.77
TOTAL A/P LIABILITY:


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
DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.